UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-07507

DWS INVESTMENTS VIT FUNDS (FORMERLY SCUDDER INVESTMENTS VIT FUNDS)

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

(formerly Scudder Investments VIT Funds)

DWS RREEF Real Estate Securities VIP

(formerly Scudder Real Estate Securities Portfolio)

Contents

Click Here Performance Summary

Click Here Information About Your Portfolio's Expenses

Click Here Management Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Change in Independent Registered Public Accounting Firm

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. This portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the Portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS RREEF Real Estate Securities VIP from 5/1/2003 to 12/31/2005
[] DWS RREEF Real Estate Securities VIP — Class B [] MSCI US REIT Index

The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike portfolios returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results (as of December 31, 2005)
DWS RREEF Real Estate Securities VIP		1-Year	Life of Class*
Class A	Growth of $10,000	$11,172	$13,696
	Average Annual Total return	11.72%	25.77%
MSCI US REIT Index	Growth of $10,000	$11,213	$12,906
	Average Annual Total return	12.13%	21.13%
DWS RREEF Real Estate Securities VIP		1-Year	Life of Portfolio**
Class B	Growth of $10,000	$11,131	$18,321
	Average Annual Total return	11.31%	25.49%
MSCI US REIT Index	Growth of $10,000	$11,213	$19,140
	Average Annual Total return	12.13%	27.53%

The growth of $10,000 is cumulative.

* The Portfolio commenced offering Class A shares on August 16, 2004. Index returns begin August 31, 2004.

** The Portfolio commenced operations on May 1, 2003. Index returns begin April 30, 2003.

Information concerning portfolio holdings of the Portfolio as of a month end is available upon request no earlier than 15 days after the month end.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,046.70	$ 1,045.20
Expenses Paid per $1,000*	$ 5.67	$ 7.32
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/05	$ 1,019.66	$ 1,018.05
Expenses Paid per $1,000*	$ 5.60	$ 7.22

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS RREEF Real Estate Securities VIP	1.10%	1.42%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

Similar to 2004, the 12-month period ended December 31, 2005 saw a high degree of volatility within the real estate investment trust (REIT) market. As investors grew concerned in the first quarter that long-term Treasury bond yields would rise beyond 5%, REIT prices were hit hard. But over the course of the next three quarters, a consensus emerged that the US Federal Reserve Board (the Fed) would soon be ending its current cycle of short-term interest rate increases. In turn, the REIT market gradually recovered, and once again posted double-digit gains. Another factor that boosted REIT prices was a significant increase in merger and acquisition activity in 2005, with issues such as Gables Residential and Town and Country Trust in the apartment sector converting to private ownership at premium conversion prices. As the year ended, several other REITs were also planning to "go private," or were engaged in merger discussions.

For the year, DWS RREEF Real Estate Securities VIP returned 11.31% (Class B shares, unadjusted for contract charges), compared with the 12.13% return of the MSCI US REIT Index. During the period, the portfolio's sector allocations detracted slightly from returns, primarily because hotel REIT prices did not perform in line with the sector's strong revenue growth due to concerns over the health of the economy. However, stock selection was quite favorable to the portfolio's overall performance.

Over the last 12 months, every REIT sector has exhibited strength or improved. With demand for real estate investments still strong, we are hoping for single-digit returns in the REIT market in 2006, though we are concerned about high stock price valuations.

John F. Robertson, CFA Jerry W. Ehlinger, CFA John W. Vojticek
Asad Kazim

Lead Manager Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the portfolio's most recent month-end performance call 1-800-621-1048. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The portfolio involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read the prospectus for specific details regarding its investments and risk profile.

The MSCI US REIT Index is an unmanaged, free float-adjusted market-capitalization-weighted index that comprises equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

Index returns assume reinvestment of dividends and, unlike portfolios returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	12/31/05	12/31/04

Common Stocks	98%	99%
Repurchase Agreements	2%	1%
	100%	100%
Sector Diversification	12/31/05	12/31/04

Office	26%	16%
Apartments	17%	19%
Regional Malls	17%	15%
Hotels	11%	14%
Shopping Centers	8%	10%
Industrial	8%	9%
Health Care	6%	5%
Storage	5%	2%
Specialty	1%	1%
Manufactured Homes	1%	—
Diversified	—	9%
	100%	100%
Ten Largest Equity Holdings (47.8% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	8.2%
2. Vornado Realty Trust Operator of investments in community shopping centers	5.4%
3. Boston Properties, Inc. Developer of commercial and industrial real estate	4.9%
4. Equity Office Properties Trust Owner of office properties and parking facilities	4.6%
5. ProLogis Owner of global corporate distribution facilities	4.4%
6. Equity Residential Operator of multi-family properties containing apartments	4.2%
7. Starwood Hotels & Resorts Worldwide, Inc. Manufacturer of a chain of hotels	4.2%
8. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	4.1%
9. Archstone-Smith Trust Owner and developer of real estate specializing in apartments	4.0%
10. Public Storage, Inc. Owner and operator of personal and business mini-warehouses	3.8%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 22. A quarterly fact sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

	Shares	Value ($)

Common Stocks 97.8%
Apartments 16.8%
Apartment Investment & Management Co. "A" (REIT)	24,600	931,602
Archstone-Smith Trust (REIT)	42,200	1,767,758
AvalonBay Communities, Inc. (REIT)	19,882	1,774,468
Camden Property Trust (REIT)	8,700	503,904
Equity Residential (REIT)	47,300	1,850,376
Essex Property Trust, Inc. (REIT)	5,700	525,540
		7,353,648
Health Care 5.4%
LTC Properties, Inc. (REIT)	8,000	168,240
National Health Investors, Inc. (REIT)	6,300	163,548
Nationwide Health Properties, Inc. (REIT)	11,800	252,520
Senior Housing Properties Trust (REIT)	35,500	600,305
Ventas, Inc. (REIT)	37,550	1,202,351
		2,386,964
Hotels 10.5%
Hilton Hotels Corp.	35,500	855,905
Host Marriott Corp. (REIT)	78,800	1,493,260
Innkeepers USA Trust (REIT)	2,743	43,888
LaSalle Hotel Properties (REIT)	10,200	374,544
Starwood Hotels & Resorts Worldwide, Inc.	28,801	1,839,232
		4,606,829
Industrial 7.4%
AMB Property Corp. (REIT)	14,400	708,048
Liberty Property Trust (REIT)	13,000	557,050
ProLogis (REIT)	41,500	1,938,880
PS Business Parks, Inc. (REIT)	1,000	49,200
		3,253,178
Manufactured Homes 1.2%
American Land Lease, Inc. (REIT)	4,100	97,047
Equity Lifestyle Properties, Inc. (REIT)	9,400	418,300
		515,347
Office 26.2%
BioMed Realty Trust, Inc. (REIT)	11,200	273,280
Boston Properties, Inc. (REIT)	29,100	2,157,183
Brandywine Realty Trust (REIT)	16,300	454,933
Corporate Office Properties Trust (REIT)	10,800	383,832
Digital Realty Trust, Inc. (REIT)	8,300	187,829
Duke Realty Corp. (REIT)	37,000	1,235,800
Equity Office Properties Trust (REIT)	66,400	2,013,912
Highwoods Properties, Inc. (REIT)	10,800	307,260
Kilroy Realty Corp. (REIT)	5,700	352,830
	Shares	Value ($)

Lexington Corporate Properties Trust (REIT)	14,200	302,460
Mack-Cali Realty Corp. (REIT)	11,890	513,649
Maguire Properties, Inc. (REIT)	2,400	74,160
Reckson Associates Realty Corp. (REIT)	17,700	636,846
Trizec Properties, Inc. (REIT)	11,400	261,288
Vornado Realty Trust (REIT)	28,136	2,348,512
		11,503,774
Regional Malls 16.4%
General Growth Properties, Inc. (REIT)	23,100	1,085,469
Pennsylvania Real Estate Investment Trust (REIT)	3,770	140,847
Simon Property Group, Inc. (REIT)	47,150	3,613,105
Taubman Centers, Inc. (REIT)	13,900	483,025
The Macerich Co. (REIT)	18,100	1,215,234
The Mills Corp. (REIT)	15,800	662,652
		7,200,332
Shopping Centers 8.0%
Equity One, Inc. (REIT)	20,600	476,272
Federal Realty Investment Trust (REIT)	13,800	836,970
Inland Real Estate Corp. (REIT)	34,500	510,255
New Plan Excel Realty Trust (REIT)	22,700	526,186
Pan Pacific Retail Properties, Inc. (REIT)	12,949	866,158
Regency Centers Corp. (REIT)	4,900	288,855
		3,504,696
Specialty 0.9%
Entertainment Properties Trust (REIT)	9,600	391,200
Storage 5.0%
Public Storage, Inc. (REIT)	24,900	1,686,228
Sovran Self Storage, Inc. (REIT)	6,300	295,911
U-Store-It Trust (REIT)	10,400	218,920
		2,201,059
Total Common Stocks (Cost $37,141,502)		42,917,027
	Principal Amount ($)	Value ($)

Repurchase Agreements 2.0%
State Street Bank and Trust Co., 3.75%, dated 12/30/2005, to be repurchased at $870,363 on 1/3/2006 (a) (Cost $870,000)	870,000	870,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $38,011,502)+	99.8	43,787,027
Other Assets and Liabilities, Net	0.2	87,381
Net Assets	100.0	43,874,408

+ The cost for federal income tax purposes was $38,044,121. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $5,742,906. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,064,663 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $321,757.

(a) Collateralized by $889,000 US Treasury Note, 3.375%, maturing on 2/28/2007 with a value of $888,194.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (cost $37,141,502)	$ 42,917,027
Repurchase agreement, at value (cost $870,000)	870,000
Total investments in securities, at value, (cost $38,011,502)	43,787,027
Cash	262
Receivable for investments sold	604,700
Dividends receivable	205,417
Interest receivable	181
Receivable for Portfolio shares sold	143,542
Other assets	5,908
Total assets	44,747,037
Liabilities
Payable for investments purchased	784,621
Payable for Portfolio shares redeemed	2,721
Accrued advisory fee	3,563
Other accrued expenses and payables	81,724
Total liabilities	872,629
Net assets, at value	$ 43,874,408
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investment securities	5,775,525
Accumulated net realized gain (loss)	686,159
Paid-in capital	37,412,724
Net assets, at value	$ 43,874,408
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($9,425,651 ÷ 568,437 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 16.58
Class B Net Asset Value, offering and redemption price per share ($34,448,757 ÷ 2,076,820 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 16.59
Statement of Operations for the year ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $691)	$ 1,044,933
Interest	24,663
Total Income	1,069,596
Expenses: Advisory fee	332,270
Administrative service fee	44,303
Distribution service fee (Class B)	80,920
Record keeping fee (Class B)	36,484
Auditing	52,406
Legal	34,379
Trustees' fees and expenses	6,845
Reports to shareholders	21,428
Other	4,289
Total expenses before expense reductions	613,324
Expense reductions	(90,832)
Total expenses after expense reductions	522,492
Net investment income (loss)	547,104
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,187,760
Capital gains dividends received	509,039
3,696,799
Net unrealized appreciation (depreciation) during the period on investments	40,131
Net gain (loss) on investment transactions	3,736,930
Net increase (decrease) in net assets resulting from operations	$ 4,284,034

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations: Net investment income (loss)	$ 547,104	$ 419,156
Net realized gain (loss) on investment transactions	3,696,799	1,564,829
Net unrealized appreciation (depreciation) during the period on investment transactions	40,131	4,886,879
Net increase (decrease) in net assets resulting from operations	4,284,034	6,870,864
Distributions to shareholders from: Net investment income Class A	(250,820)	—
Class B	(753,857)	(119,208)
Net realized gains on investment transactions Class A	(570,783)	—
Class B	(2,218,797)	(25,965)
Portfolio share transactions: Class A Proceeds from shares sold	8,314,151	1,282,155
Reinvestment of distributions	821,603	—
Cost of shares redeemed	(946,707)	(3,503)
Net increase (decrease) in net assets from Class A share transactions	8,189,047	1,278,652
Class B Proceeds from shares sold	5,923,085	16,635,957
Reinvestment of distributions	2,972,654	145,173
Cost of shares redeemed	(6,535,935)	(2,059,875)
Net increase (decrease) in net assets from Class B share transactions	2,359,804	14,721,255
Increase (decrease) in net assets	11,038,628	22,725,598
Net assets at beginning of period	32,835,780	10,110,182
Net assets at end of period (including undistributed net investment income of $0 and $407,931, respectively)	$ 43,874,408	$ 32,835,780
Other Information
Class A Shares outstanding at beginning of period	84,832	—
Shares sold	488,208	85,054,
Shares issued to shareholders in reinvestment of distributions	49,424	—
Shares redeemed	(54,027)	(222)
Net increase in shares	483,605	84,832
Shares outstanding at end of period	568,437	84,832
Class B Shares outstanding at beginning of period	1,928,493	802,965
Shares sold	358,710	1,253,807
Shares issued to shareholders in reinvestment of distributions	178,395	12,038
Shares redeemed	(388,778)	(140,317)
Net increase in shares	148,327	1,125,528
Shares outstanding at end of period	2,076,820	1,928,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.33	$ 13.32
Income (loss) from investment operations: Net investment income (loss)[b]	.30	.07
Net realized and unrealized gain (loss) on investment transactions	1.61	2.94
Total from investment operations	1.91	3.01
Less distributions from: Net investment income	(.49)	—
Net realized gain on investment transactions	(1.17)	—
Total distributions	(1.66)	—
Net asset value, end of period	$ 16.58	$ 16.33
Total Return (%)[c]	11.72	22.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	1
Ratio of expenses before expense reductions (%)	1.35	1.27*
Ratio of expenses after expense reductions (%)	1.10	1.10*
Ratio of net investment income (loss) (%)	1.79	1.24*
Portfolio turnover rate (%)	70	84*

[a] For the period August 16, 2004 (commencement of sales of Class A shares) to December 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.31	$ 12.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.27	.24
Net realized and unrealized gain (loss) on investment transactions	1.60	3.56	2.35
Total from investment operations	1.85	3.83	2.59
Less distributions from: Net investment income	(.40)	(.09)	—
Net realized gain on investment transactions	(1.17)	(.02)	—
Total distributions	(1.57)	(.11)	—
Net asset value, end of period	$ 16.59	$ 16.31	$ 12.59
Total Return (%)[c]	11.31	30.73	25.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	31	10
Ratio of expenses before expense reductions (%)	1.71	1.67	2.61*
Ratio of expenses after expense reductions (%)	1.46	1.50	1.50*
Ratio of net investment income (loss) (%)	1.43	1.99	3.07*
Portfolio turnover rate (%)	70	84	10*

[a] For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business Trust. The Trust is comprised of several portfolios. DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio) (the "Portfolio") is a non-diversified series of the Trust. The Portfolio is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers two classes of shares to investors: Class A shares and Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate up to 0.25% and up to 0.15%, respectively, of the average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2005, the Portfolio's components of distributable earnings (accumulated gains) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 718,774
Unrealized appreciation (depreciation) on investments	$ 5,742,906

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2005	2004
Distributions from ordinary income*	$ 1,373,389	$ 119,208
Distributions from long-term capital gains	$ 2,420,868	$ 25,965

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as either a reduction of cost of investments or realized gain.

B. Purchase and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $31,824,450 and $25,194,746, respectively.

C. Related Parties

Deutsche Asset Management, Inc. ("DeAM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Under the Investment Advisory Agreement, the Portfolio pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.90% of the first $250,000,000 of the Portfolio's average daily net assets, 0.875% of the next $250,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets, 0.825% of the next $1,500,000,000 of such net assets, and 0.80% of such net assets in excess of $2,500,000,000.

The Advisor has delegated all its advisory responsibilities to RREEF America LLC ("RREEF" or the "Sub-Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Sub-Advisor is responsible for managing the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments. As compensation for its services, under the Sub-Advisory Agreement, RREEF is entitled to an annual fee, paid monthly, at the annual rate of 0.45% of the first $100,000,000 of the Portfolio's average daily net assets, 0.40% of the next $100,000,000 of such assets, and 0.35% of such assets exceeding $200,000,000. RREEF is paid by DeAM and not the Portfolio.

For the year ended December 31, 2005, the Advisor and Administrator (as defined below) have contractually agreed to waive all or a portion of their fees and/or reimburse expenses on Class A and Class B shares of the Portfolio, to the extent necessary, to maintain the annualized expenses at 1.10% and at 1.50% of Class A and Class B shares, respectively, of average daily net assets.

Accordingly, for the year ended December 31, 2005, the Advisor waived a portion of its Advisory fee pursuant to the Investment Advisory Agreement aggregating $90,832 and the amount charged aggregated $241,438, which was equivalent to an annualized effective rate of 0.65% of the Portfolio's average net assets.

The Advisor may recoup any of its waived investment advisory fees within the following three years if the Portfolio is able to make the repayment without exceeding its contractual expense limits during the period of waiver/reimbursement. At December 31, 2005, $150,335 is subject to repayment to the Advisor.

Investment Company Capital Corporation ("ICCC" or the "Administrator"), an affiliate of the Advisor and Sub-Advisor, is the Portfolio's Administrator. The Portfolio pays the Administrator an annual fee ("Administrative service fee") based on its average daily net assets which is accrued daily and payable monthly at an annual rate of 0.12%. For the year ended December 31, 2005, ICCC received an administrative service fee of $44,303, of which $5,771 is unpaid.

ICCC has entered into a sub-accounting agreement with DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a wholly owned subsidiary of Deutsche Bank AG. Under the agreement, DWS-SFAC performs accounting services and other related services to the Portfolio. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company, DWS-SFAC has delegated certain accounting functions to State Street Corp. The costs and expenses of such delegation are borne by ICCC, not by the Portfolio.

DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor and Sub-Advisor, is the Portfolio's Distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2005, the Distribution service fee was $80,920, of which $7,678 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Portfolio. For the year ended December 31, 2005, the amount charged to the Portfolio by DeIM included in the reports to shareholders aggregated $6,720, of which $1,680 is unpaid at December 31, 2005.

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Real Estate Concentration Risk

The Portfolio concentrates its investments in real estate securities, including REITs. A portfolio with a concentrated investment portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as declines in property values; increase in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

E. Ownership of the Portfolio

At December 31, 2005, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 54% and 38%. Three participating insurance companies were beneficial owners of record, each owning 67%, 17% and 15% of the total outstanding Class B shares of the Portfolio.

F. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) and DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the investment Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities VIP (the "Portfolio") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Portfolio for each of the periods ended on or prior to December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 15, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 24, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Portfolio reported distributions of $0.915 per share from net long-term capital gains during the year ended December 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Portfolio designates approximately $3,400,000 as capital gain dividends for its year ended December 31, 2005, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Change in Independent Registered Public Accounting Firm (Unaudited)

On September 30, 2005, Ernst & Young LLP ("E&Y") resigned as the Portfolio's independent registered public accounting firm. During the two most recent fiscal years, E&Y's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through September 30, 2005, there were no disagreements between the Portfolio and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreement in its report on the financial statements for such years. Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Portfolio for the fiscal year ended December 31, 2005.

Investment Management Agreement Approval

The Board of Trustees of the DWS Investments VIT Funds (the "Trust") approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the "Advisor") and the current sub-advisory agreement between the Advisor and RREEF America L.L.C. (the "Sub-Advisor") for investment advisory services for the DWS RREEF Real Estate Securities VIP (the "Portfolio"), a series of the Trust, in September 2005. In terms of the process the Trustees followed prior to approving the contracts, shareholders should know that:

At the present time, all but one of your Portfolio's Trustees are independent of the Advisor and Sub-Advisor and their affiliates.

The Trustees meet frequently to discuss Portfolio matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The fee paid to the Sub-Advisor is paid by the Advisor out of its fee and not directly by the Portfolio.

The Advisor or the Sub-Advisor and their predecessors have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of fund managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on Portfolio performance and fees, but the Portfolio's Trustees consider these and many other factors, including the quality and integrity of the Advisor's and Sub-Advisor's personnel and back-office operations, Portfolio valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio's current investment management agreement, the Board considered factors that it believes relevant to the interests of shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Portfolio (Class B shares) was higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Portfolio represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Portfolio, the performance of the Portfolio and fees paid by similar funds.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio's investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio's fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expense of the Portfolio relative to the Portfolio's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class B shares) for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Portfolio's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Portfolio's (Class B shares) performance was in the 3rd quartile of the applicable Lipper universe, and that the Portfolio began operations on May 1, 2003. The Board also observed that the Portfolio underperformed its benchmark in the one-year period. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by the Advisor and Sub-Advisor. The Board considered extensive information regarding the Advisor and Sub-Advisor, including the Advisor's and Sub-Advisor's personnel, particularly those personnel with responsibilities for providing services to the Portfolio, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by the Advisor and Sub-Advisor have benefited, and should continue to benefit, the Portfolio and its shareholders.

The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Portfolio and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor's costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor's cost allocation methodology and calculations. The Board concluded that the Portfolio's investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of the Advisor and Sub-Advisor regarding the selection and compensation of brokers and dealers executing fund transactions for the Portfolio, including the Advisor's and Sub-Advisor's soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the Portfolio's trading activities to ensure that the principle of "best price and execution" remains paramount in the Portfolio trading process.

The Advisor's and Sub-Advisor's commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor's commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, Portfolio valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to the Advisor's chief compliance officer; and (iii) the substantial commitment of resources by the Advisor to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Portfolio's shareholders.

Based on all of the foregoing, the Board determined to continue the Portfolio's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998-present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
Martin J. Gruber 7/15/37 Trustee since 2002

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).

		51
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee, 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, Scudder Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	120
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Vincent J. Esposito[6] 6/8/56 President since 2005

Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).
Elisa D. Metzger 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005).
Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).
A. Thomas Smith[6,8] 12/14/56 Chief Legal Officer, since 2005

Managing Director[5], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Scudder VIT Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship

6 Address: 345 Park Avenue, New York, New York 10154

7 Address: Two International Place, Boston, Massachusetts 02110

8 Elected on December 2, 2005

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

Notes

About the Portfolio's Advisor

Deutsche Asset Management, Inc. ("DeAM, Inc.") is the Portfolio's advisor and RREEF America L.L.C. ("RREEF") is the Portfolio's sub-advisor. DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-res-2 (2/06) 43022

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Investments VIT Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Graham E. Jones. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS RREEF REAL ESTATE SECURITIES VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that the Fund’s independent registered public accounting firm billed to the Fund during the Fund’s last two fiscal years*. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$30,800	$0	$0	$0
2004*	$30,800	$0	$6,700	$0

* Effective September 30, 2005, PricewaterhouseCoopers LLP was appointed by the Board of Trustees as the independent registered public accounting firm of the Fund for the fiscal year ended December 31, 2005. Audit Fees and Tax Fees billed to the Fund for 2004 shows audit and tax fees that were billed during 2004 to the Fund by Ernst & Young, LLP, the Fund’s independent registered accounting firm for the fiscal year ended December 30, 2004.

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$6,700	$0	$253,272	$259,972

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities VIP, a series of DWS Investments VIT Funds

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006